                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        Seligman Global Fund Series, Inc.
                            Seligman Portfolios, Inc.
                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     5)   Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     3)   Filing Party:

          ______________________________________________________________________

     4)   Date Filed:

          ______________________________________________________________________

                                 SELIGMAN FUNDS

                         734 Ameriprise Financial Center
                          Minneapolis, Minnesota 55474

                NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 2, 2009

SELIGMAN GLOBAL FUND SERIES, INC.
Seligman Global Smaller Companies Fund
SELIGMAN PORTFOLIOS, INC.
Seligman International Growth Portfolio

A Joint Special Meeting of Shareholders (the "Meeting") of each of the Seligman Funds listed above will be held at 10:00 a.m. CDT on June 2, 2009, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402 in the Minnesota River Room on the Third Floor. At the Meeting, shareholders of each Seligman Fund, as listed below, will consider the following Manager of Managers Proposal with respect to their Seligman Fund:

                                               TO BE VOTED ON
                                               BY SHAREHOLDERS
MANAGER OF MANAGERS PROPOSAL                   OF:
---------------------------------------------------------------
 1.  To approve a policy authorizing            Seligman Global
     RiverSource Investments, LLC, with the         Smaller
     approval of the Board of Directors, to     Companies Fund
     retain and to replace subadvisers, or
     to modify subadvisory agreements,
     without obtaining shareholder approval.
---------------------------------------------------------------
 2.  To approve a policy authorizing               Seligman
     RiverSource Investments, LLC, with the      International
     approval of the Board of Directors, to    Growth Portfolio
     retain and to replace subadvisers, or
     to modify subadvisory agreements,
     without obtaining shareholder approval.
---------------------------------------------------------------


Shareholders also will consider other business that may properly come before the meeting, or any adjourned or postponed sessions thereof.

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of the Fund's shares and will vote those shares at the Meeting. However, as a contract holder you are entitled to instruct the insurance company how to vote.

Please take some time to read the enclosed proxy statement. It discusses the Manager of Managers Proposal in more detail. If you were a shareholder or contract holder on April 3, 2009, you may vote or you may instruct your insurance company on how to vote at the Meeting or at any adjournment or postponement of the Meeting. We hope you can attend the Meeting. If you cannot attend, please vote or instruct your insurance company on how to vote by telephone, internet or mail. Just follow the instructions on the enclosed proxy card or voting instruction card. If you have questions, please call the Funds' proxy solicitor toll free at (866) 438-8932. It is important that you vote. The Board of Directors of each Fund recommends that you vote FOR the proposal. The proxy statement is expected to be mailed to shareholders on or about April 4, 2009.

                                        By order of the Boards of Directors

                                        Scott R. Plummer, Secretary

                                        April 4, 2009

SELIGMAN GLOBAL FUND SERIES, INC.
Seligman Global Smaller Companies Fund
SELIGMAN PORTFOLIOS, INC.
Seligman International Growth Portfolio

                                 PROXY STATEMENT

                               DATED APRIL 4, 2009

This document is a proxy statement for the Seligman Funds listed above (each a "Fund" and together the "Funds"). The address and telephone number of the Funds are 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 and (888) 791-3380. This proxy statement and the enclosed proxy card are expected to be mailed to shareholders on or about April 4, 2009. This proxy statement contains information you should know before voting on the following Manager of Managers Proposal with respect to your Fund:

                                               TO BE VOTED ON
                                               BY SHAREHOLDERS
MANAGER OF MANAGERS PROPOSAL                   OF:
---------------------------------------------------------------
 1.  To approve a policy authorizing            Seligman Global
     RiverSource Investments, LLC, with the         Smaller
     approval of the Board of Directors, to     Companies Fund
     retain and to replace subadvisers, or
     to modify subadvisory agreements,
     without obtaining shareholder approval.
---------------------------------------------------------------
 2.  To approve a policy authorizing               Seligman
     RiverSource Investments, LLC, with the      International
     approval of the Board of Directors, to    Growth Portfolio
     retain and to replace subadvisers, or
     to modify subadvisory agreements,
     without obtaining shareholder approval.
---------------------------------------------------------------


Shareholders also will consider any other business that may properly come before the meeting, or any adjourned or postponed sessions thereof.

The Manager of Mangers Proposal will be considered by shareholders of the Funds at a joint special meeting of such shareholders (the "Meeting") that will be held at 10:00 a.m. CDT on June 2, 2009 at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402 in the Minnesota River Room on the Third Floor. Each of the Funds is a series of a registered open-end management investment company. Please read this proxy statement and keep it for future reference.

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of the Fund's shares and therefore holds all voting rights. The insurance company sponsors a separate account that funds your variable life insurance policy or variable annuity contract. The separate account is a shareholder of the Fund. The separate account is comprised of


                                          SELIGMAN FUNDS -- PROXY STATEMENT  1
subaccounts. Because you allocated contract values to a subaccount that invests in the Fund, you are entitled to instruct the insurance company how to vote. For purposes of this proxy statement, contract owners and policyholders will be referred to as "shareholders."

To ask questions about this proxy statement, please call your Fund's proxy solicitor, Computershare Fund Services, toll free at (866) 438-8932.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, (the "1940 Act"), and files reports, proxy materials and other information with the Securities and Exchange Commission (the "SEC"). These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's website at www.sec.gov.

PLEASE NOTE THAT THE FUNDS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY AND ARE NOT GUARANTEED TO ACHIEVE THEIR INVESTMENT OBJECTIVES.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this proxy statement. Any representation to the contrary is a criminal offense.

FEES AND EXPENSES

The costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting (including any adjourned or postponed sessions thereof) and all other expenses associated with obtaining the approval of the shareholders of the Funds will be borne by RiverSource Investments.

MANAGER OF MANAGERS PROPOSALS

PROPOSAL 1: MANAGER OF MANAGERS PROPOSAL FOR SELIGMAN GLOBAL SMALLER COMPANIES FUND

The Board has approved, and recommends that shareholders approve, a policy authorizing RiverSource Investments, the investment adviser to Seligman Global Smaller Companies Fund, with the approval of the Board, to enter into and materially amend a subadvisory agreement, without obtaining shareholder approval (the "Manager of Managers Proposal").



 2  SELIGMAN FUNDS -- PROXY STATEMENT

PROPOSAL 2: MANAGER OF MANAGERS PROPOSAL FOR SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

The Board has approved, and recommends that shareholders approve, a policy authorizing RiverSource Investments, the investment adviser to Seligman International Growth Portfolio, with the approval of the Board, to enter into and materially amend a subadvisory agreement, without obtaining shareholder approval (the "Manager of Managers Proposal").

ADDITIONAL INFORMATION ABOUT EACH MANAGER OF MANAGERS PROPOSAL

RiverSource Investments serves as the investment adviser to the Funds. For some of the funds in the RiverSource Family of Funds, RiverSource Investments makes the day-to-day investment decisions for the funds; for other funds, it does not. With respect to those funds for which RiverSource Investments does not make day-to-day investment decisions, RiverSource Investments establishes an investment program for the funds, and selects, compensates and evaluates the funds' subadvisers. The subadvisers, in turn, make the day-to-day investment decisions for the funds. For each of the funds, RiverSource Investments, with the approval of the Board, may hire, add or change a subadviser to handle the day-to-day investment decisions.

Shareholder Approval of Subadvisory Agreements. Federal securities laws generally require that shareholders approve agreements between a fund's and its subadviser, as well as between a fund and its investment adviser. Shareholder action also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment adviser. In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process is costly and time-consuming. The Board believes that it is in shareholders' best interests if the Board represents their interests in approving or rejecting recommendations made by RiverSource Investments regarding subadvisers. This approach will avoid the cost and delay associated with holding shareholder meetings to obtain approval for the changes.

SEC Exemptive Order. On July 16, 2002, the SEC granted RiverSource Investments an order exempting it from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers (the "SEC Order"). The SEC Order permits RiverSource Investments to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to modify subadvisory agreements, without the approval of shareholders, provided shareholders adopt a policy authorizing RiverSource Investments, with the approval of the Board, to take such action.

Under the SEC Order, the Funds and RiverSource Investments are subject to several conditions imposed by the SEC to ensure that the interests of the Funds'



                                          SELIGMAN FUNDS -- PROXY STATEMENT  3
shareholders are adequately protected. In addition, within 90 days of the hiring of a new subadviser, the Fund will provide you with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the Fund would be required to send to you in a proxy statement.

Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to RiverSource Investments. RiverSource Investments, directly or through subadvisers, will continue to provide the same level of management and administrative services to the Funds as it always has provided.

The SEC Order applies to at least the following situations:

- RiverSource Investments recommends that a fund's day-to-day management be diversified by adding another subadviser;

- RiverSource Investments recommends that a subadviser be removed for substandard performance and replaced with a different subadviser; or

- There is a change of control of a subadviser.

COMPARISON OF PRESENT AND PROPOSED SELECTION PROCESS FOR SUBADVISERS

Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the Board. In considering whether to appoint a subadviser, the Board will analyze the factors it considers relevant, including:

- The nature, extent and quality of services provided by a subadviser to investment companies comparable to the Fund, including;

  - a subadviser's organization,

  - a subadviser's history, reputation, qualification and background, as well as the qualifications of its personnel,

  - a subadviser s expertise in providing portfolio management services to other similar portfolios and the performance history of those portfolios,

  - a subadviser's proposed investment strategy, and a subadviser's compliance program;

- A subadviser's long- and short-term performance relative to comparable mutual funds, other managed accounts and unmanaged indexes;

- A subadviser's costs of services provided with respect to mutual funds or other managed accounts that are comparable to the Fund; and

- Other factors that the Board considers relevant to the subadviser's performance as an investment adviser.



 4  SELIGMAN FUNDS -- PROXY STATEMENT

The Board believes that it is in the best interest of the Funds and their shareholders to allow RiverSource Investments the flexibility to provide investment advisory services to each Fund through one or more subadvisers that have particular expertise in the type of investments on which a Fund focuses.

Without the ability to utilize the SEC Order, in order for RiverSource Investments to appoint a new subadviser or modify a subadvisory agreement materially, the Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund's shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, RiverSource Investments would be able to act more quickly to appoint a new subadviser if and when the Board and RiverSource Investments believe that the appointment would benefit the Fund. The Board believes that granting RiverSource Investments, subject to the review and approval of the Board, maximum flexibility to select, to supervise and to evaluate subadvisers, without incurring the otherwise necessary delay or expense of obtaining further shareholder approval, is in the best interest of the shareholders because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in RiverSource Investments (subject to review by the Board) in light of RiverSource Investment's investment advisory expertise and its ability to select the most appropriate subadviser(s). RiverSource Investments believes that if in the future it becomes appropriate to change a subadviser to your Fund, it can use this experience and expertise in evaluating and choosing subadvisers that can add the most value to your investment in the Fund.

Finally, the Board provides sufficient oversight of each Fund's subadvisory arrangements to seek to ensure that shareholders' interests are protected whenever RiverSource Investments selects a subadviser or modifies a subadvisory agreement. The Board will continue to evaluate and to approve all new subadvisory agreements (as well as any modification to existing subadvisory agreements). Members of the Board will analyze such factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Board will also evaluate the investment performance of the subadviser with other accounts with similar investment objectives and strategies and will consider the subadviser's code of ethics as well as its compliance program. As with each Fund's investment management service agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Order provides relief.



                                          SELIGMAN FUNDS -- PROXY STATEMENT  5

BOARD RECOMMENDATION AND VOTE REQUIRED

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND APPROVE THEIR RESPECTIVE MANAGER OF MANAGERS PROPOSAL.

The Manager of Managers Proposal must be approved by the affirmative vote of the lesser of (a) a majority of the Fund's outstanding voting securities or (b) 67% or more of the Fund's outstanding voting securities present at the Meeting, so long as more than 50% of the Fund's outstanding voting securities are present. The approval of the Manager of Managers Proposal of one Fund is not conditioned upon the approval of the Manager of Managers Proposal of any other Fund.

If shareholders approve the Manager of Managers Proposal, it will take effect shortly after the Meeting. If the Manager of Managers Proposal is not approved, the Funds will continue to require shareholder approval of changes in subadvisory relationships (other than the termination of an existing subadviser).

OTHER INFORMATION

INVESTMENT ADVISER

The current investment adviser to the Funds is RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). Its business address is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The current independent registered public accounting firm of the Funds is Ernst & Young LLP. Its business address is 220 South 6(th) Street, Suite 1400, Minneapolis, Minnesota 55402.

DISTRIBUTOR

The current distributor of the Funds is RiverSource Fund Distributors, Inc., whose business address is [50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474.]

ADMINISTRATOR

The current administrator of the Funds is Ameriprise Financial, Inc. Its business address is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Board as a group or individually. Any such communications should be sent to the Board of a Fund or to an individual director in writing, c/o the Secretary of the relevant Fund, at 901 Marquette Avenue South, Suite 2810, Minneapolis, Minnesota 55402-3268. [The Secretary may determine not to forward to the Board any letter that does not relate to the business of a fund.]



 6  SELIGMAN FUNDS -- PROXY STATEMENT

PROXY STATEMENT DELIVERY

"Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one proxy card for each account. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by writing to the appropriate Fund at the following address: 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

SHAREHOLDER REPORTS

Each Fund will furnish, without charge, a copy of its most recent annual report and, if applicable, its most recent semiannual report subsequent to such annual report, to its shareholders on request. For a copy at no charge of any of the documents listed above and/or to ask questions about this proxy statement, call the Funds' proxy solicitor at (866) 438-8932.

5% SHARE OWNERSHIP

Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially more than 5% of the outstanding shares of any class of the Fund as of Jan. 31, 2009.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

VOTING. Shareholders of record of the Funds on April 3, 2009 are entitled to vote based on the number of shares they own in the Fund irrespective of which class they own. Unless otherwise restricted by the 1940 Act or by applicable state law, all share classes of a Fund will vote together as a single class on the Manager of Managers Proposal.

A quorum is required to take action at the Meeting. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast one-third of all shares outstanding and entitled to be cast at the Meeting shall constitute a quorum.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum, but not toward the approval of the Manager of Managers Proposal. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have the authority to vote.)

PROXY SOLICITATION. If you properly authorize your proxy by internet, telephone or facsimile, or by executing and returning the enclosed proxy card by mail, and



                                          SELIGMAN FUNDS -- PROXY STATEMENT  7
your proxy is not subsequently revoked, your votes will be cast at the Meeting, and at any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast FOR the Manager of Managers Proposal.

REVOKING YOUR PROXY. If you execute, date and submit a proxy card in respect of your Fund, you may revoke your proxy or change it by providing written notice to your Fund (Attention: Secretary) at 50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet, telephone or facsimile on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet, telephone or facsimile, you may revoke it by authorizing a subsequent proxy by internet, telephone or facsimile or by completing, signing and returning a proxy card dated as of a date that is later than your last internet or telephone or facsimile proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

SIMULTANEOUS MEETINGS. The meeting for one Fund will be held simultaneously with the meeting for the other Fund. The Manager of Managers Proposal will be voted on separately by the shareholders of each Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Fund's meeting to a time after the Meeting so that a meeting of that Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

SOLICITATION OF PROXIES. The Board is asking for your vote and for you to vote as promptly as possible. The expenses of the solicitation will be paid by RiverSource Investments. Supplementary solicitations may be made by internet, telephone or facsimile, or by personal contact. Computershare Fund Services has been engaged to assist in the solicitation of proxies, at an aggregate estimated cost of $8404.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal at a Fund's next special meeting, which may or may not be included in the Fund's proxy materials, must notify the relevant Fund a reasonable amount of time before the Fund begins to print and mail its proxy materials. The fact that a Fund receives a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, as there are other requirements in the proxy rules relating to such inclusion.



 8  SELIGMAN FUNDS -- PROXY STATEMENT

OTHER BUSINESS. The Board does not know of any matters to be presented at the Meeting other than the Manager of Managers Proposal. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

ADJOURNMENT. In the event that not enough votes are received by the time scheduled for the Meeting, or, even if a quorum is present, if sufficient votes in favor of the Manager of Managers Proposal are not received and tabulated prior to the time scheduled for the Meeting, the Meeting may be adjourned, with no notice other than an announcement at the Meeting, to a date not later than the 120th day after the Record Date to allow further solicitation of shareholders on the Manager of Managers Proposal. Generally, shareholders also may adjourn the Meeting, subject to the same conditions, with no notice other than an announcement at the Meeting.

If insufficient votes are received by the time of the Meeting, the persons named as proxies will vote in favor of adjournment those shares they are permitted to vote in favor of the Manager of Managers Proposal, or for which they have received a proxy but no voting instructions. They will vote against any adjournment those shares they have been instructed to vote against the Manager of Managers Proposal. RiverSource Investments will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment of the Meeting if sufficient votes have been received.



                                          SELIGMAN FUNDS -- PROXY STATEMENT  9

APPENDIX A

CAPITALIZATION AND OWNERSHIP OF THE FUND

The following table shows capitalization of each Fund as of Jan. 31, 2009 and provides information on shareholders who owned more than 5% of the Fund's outstanding shares as of Jan. 31, 2009. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) the Fund. As of Jan. 31, 2009, officers and directors of each Fund, as a group, owned less than 1% of the outstanding shares of any class of the Fund. It is expected that on or about May 9, 2009, the Class R and Class I shares of the Seligman Global Smaller Companies Fund will be renamed Class R2 and Class R5 shares, respectively. However, for convenience of reference, this proxy statement refers to each class of shares by its current name.

CAPITALIZATION OF THE FUNDS

TABLE A-1

SELIGMAN GLOBAL SMALLER COMPANIES FUND

                                                   NET ASSETS       SHARES
                                    NET ASSETS  VALUE PER SHARE  OUTSTANDING
Class A                            $43,515,073       $7.58        5,741,296
Class B                              1,583,735        6.34          249,729
Class C                             18,287,417        6.37        2,869,695
Class R                                399,971        7.47           53,572
Class I                             26,244,428        8.00        3,282,195


SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

                                                  NET ASSETS       SHARES
                                   NET ASSETS  VALUE PER SHARE  OUTSTANDING
Class 1                            $1,406,650       $6.86         204,960





 A.1  SELIGMAN FUNDS -- PROXY STATEMENT

TABLE A-2

                                                         PERCENT
                                                        OF SHARES
FUND     5% OWNERS                                         HELD
-----------------------------------------------------------------
SELIGMAN GLOBAL SMALLER COMPANIES FUND
Class A  Merrill Lynch, Pierce Fenner & Smith Inc.
         (MLPF&S), Jacksonville, FL                       10.30%
         State Street Bank & Trust Co. -- Seligman
         Asset Allocation Growth Fund,
         Kansas City, MO                                   6.60%
Class B  MLPF&S                                           14.60%
         Morgan Stanley & Co.                              6.72%
Class C  MLPF&S                                           18.15%
Class R  None                                               N/A
Class I  New Moon Settlement, U/A Michael Paul
         Egerton-Vernon Ttee, Ferdinand Chaffart,
         Ttee, Channel Islands, UK                        54.50%
         Virginia Settlement, U/A Michael Paul
         Egerton-Vernon Ttee, Ferdinand Chaffart,
         Ttee, Channel Islands, UK                        14.90%
         State Street Bank & Trust Co. FBO North
         Carolina College Savings Program -- NCBE,
         Westwood, MA                                     12.79%
         State Street Bank & Trust Co. FBO North
         Carolina College Savings Program -- NCBD,
         Westwood, MA                                      6.87%
SELIGMAN INTERNATIONAL GROWTH PORTFOLIO(1)
Class 1  Canada Life Insurance Company of America,
         Greenwood Village, CO                           100.00%


(1) Seligman International Growth Portfolio is available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts. As such, a direct ownership of shares in Seligman International Growth Portfolio is not available to individual investors



                                        SELIGMAN FUNDS -- PROXY STATEMENT  A.2

PROXY                   SELIGMAN GLOBAL FUND SERIES, INC.                  PROXY
                     SELIGMAN GLOBAL SMALLER COMPANIES FUND
                NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 2, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Stephen R. Lewis, Jr., Scott R. Plummer and Christopher O. Petersen, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of Seligman Global Smaller Companies Fund held of record by the undersigned on April 3, 2009 at the Joint Special Meeting of Shareholders to be held on June 2, 2009 (the Meeting), and at any adjournment thereof. The undersigned hereby revokes any previous proxies with respect to such shares of the undersigned.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S), AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, INCLUDING, BUT NOT LIMITED TO, PROPOSING AND/OR VOTING ON ADJOURNMENT OF THE MEETING WITH RESPECT TO THE PROPOSAL(S), INCLUDING, BUT NOT LIMITED TO, IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR OF ANY PROPOSAL ARE NOT RECEIVED. IF THIS PROXY CARD IS SIGNED, DATED AND RETURNED WITH NO VOTING INSTRUCTION INDICATED AS TO THE PROPOSAL ON WHICH SHARES REPRESENTED BY THE UNDERSIGNED ARE ENTITLED TO VOTE, SUCH SHARES SHALL BE VOTED "FOR" THE PROPOSAL.

                                     VOTE VIA TELEPHONE: 1-866-241-6192
                                     VOTE VIA THE INTERNET: www.proxy-direct.com

                                     999 9999 9999 999   _______________________

                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy Card and date it. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                                     -------------------------------------------
                                     Signature

                                     -------------------------------------------
                                     Additional Signature (if held jointly)

                                     -------------------------------------------
                                     Date                      RSF_19834_021109A

                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

            (GRAPHIC)                     (GRAPHIC)                   (GRAPHIC)                      (GRAPHIC)

       VOTE ON THE INTERNET             VOTE BY PHONE               VOTE BY MAIL                  VOTE IN PERSON
            LOG ON TO:               CALL 1-866-241-6192   VOTE, SIGN AND DATE THIS PROXY   ATTEND SHAREHOLDER MEETING
      www.proxy-direct.com           FOLLOW THE RECORDED       CARD AND RETURN IN THE             MARQUETTE HOTEL
                                                                                                710 MARQUETTE AVE.
                                                                                               MINNEAPOLIS, MN 55402
FOLLOW THE ON-SCREEN INSTRUCTIONS       INSTRUCTIONS            POSTAGE-PAID ENVELOPE

      AVAILABLE 24 HOURS             AVAILABLE 24 HOURS                                          ON JUNE 2, 2009

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THIS SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Directors recommends a vote "FOR" the proposal

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

                                                        FOR   AGAINST   ABSTAIN
1.   To approve a policy authorizing RiverSource        [ ]     [ ]       [ ]
     Investments, LLC, with the approval of the Board of Directors, to retain and to replace subadvisers, or to modify subadvisory agreements, without obtaining shareholder approval.

  IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR SELIGMAN
                         GLOBAL SMALLER COMPANIES FUND

                SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2009.
              THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT
                     https://www.proxy-direct.com/rfs19834

   EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE
                                    OPTIONS!
                                RSF_19834_021109A

VOTING INSTRUCTIONS                                          VOTING INSTRUCTIONS

                            SELIGMAN PORTFOLIOS, INC.
                     SELIGMAN INTERNATIONAL GROWTH PORTFOLIO
                NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 2, 2009

[INSURANCE COMPANY NAME DROP-IN]

The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Joint Special Meeting of Shareholders to be held June 2, 2009, hereby instructs all shares deemed attributable to the undersigned's contract or policy with the issuing insurance company named above be voted as indicated on this Voting Instruction Form at the Joint Special Meeting and at any adjournment thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Joint Special Meeting or any adjournments thereof, including, but not limited to, proposing and /or voting on adjournment of the Joint Special Meeting with respect to the proposal, including, but not limited to, in the event that sufficient votes in favor of the proposal are not received.

VOTING INSTRUCTIONS ARE SOLICITED BY THE ISSUING INSURANCE COMPANY NAMED ABOVE ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS YOU SPECIFY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL. IF THIS VOTING INSTRUCTION FORM IS SIGNED, DATED AND RETURNED WITH NO VOTING INSTRUCTION INDICATED AS TO THE PROPOSAL ON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE, SUCH SHARES SHALL BE VOTED "FOR" THE PROPOSAL.

                                     VOTE VIA TELEPHONE: 1-866-241-6192
                                     VOTE VIA THE INTERNET: www.proxy-direct.com

                                     999 9999 9999 999   _______________________

                                     NOTE: Please sign exactly as your name
                                     appears on this Voting Instruction Card and date it. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                                     -------------------------------------------
                                     Signature

                                     -------------------------------------------
                                     Additional Signature (if held jointly)

                                     -------------------------------------------
                                     Date                       SF_19834_021109B

                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

            (GRAPHIC)                     (GRAPHIC)                   (GRAPHIC)                         (GRAPHIC)

      VOTE ON THE INTERNET              VOTE BY PHONE               VOTE BY MAIL                      VOTE IN PERSON
           LOG ON TO:                CALL 1-866-241-6192    VOTE, SIGN AND DATE THIS VOTING     ATTEND SHAREHOLDER MEETING
        www.proxy-direct.com         FOLLOW THE RECORDED   INSTRUCTION CARD AND RETURN IN THE        MARQUETTE HOTEL
FOLLOW THE ON-SCREEN INSTRUCTIONS       INSTRUCTIONS             POSTAGE-PAID ENVELOPE              710 MARQUETTE AVE.
                                                                                                  MINNEAPOLIS, MN 55402

        AVAILABLE 24 HOURS           AVAILABLE 24 HOURS                                              ON JUNE 2, 2009

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THIS SIGNED VOTING INSTRUCTION FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE PROPOSAL. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Joint Special Meeting. The Board of Directors recommends a vote "FOR" the proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

                                                        FOR   AGAINST   ABSTAIN
1.   To approve a policy authorizing RiverSource        [ ]     [ ]       [ ]
     Investments, LLC, with the approval of the Board of Directors, to retain and to replace subadvisers, or to modify subadvisory agreements, without obtaining shareholder approval.

  IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR SELIGMAN
                         INTERNATIONAL GROWTH PORTFOLIO

                SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2009.
              THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT
                     https://www.proxy-direct.com/rfs19834

   EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE
                                    OPTIONS!
                                RSF_19834_021109B

SELIGMAN GLOBAL FUND SERIES, INC.
Seligman Global Smaller Companies Fund
SELIGMAN PORTFOLIOS, INC.
Seligman International Growth Portfolio

                                PROXY STATEMENT

                                                                   April 4, 2009

HERE IS A BRIEF OVERVIEW OF THE PROPOSAL FOR YOUR SELIGMAN FUND LISTED ABOVE (EACH A "FUND" AND TOGETHER, THE "FUNDS"). WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

Q: WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to get shareholders' approval for certain kinds of changes, such as the proposal in this proxy statement.

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

The insurance company that issued your variable life insurance policy or variable annuity contract is the legal owner of each Fund's shares and will vote those shares at the Meeting. However, as a contract holder you are entitled to instruct the insurance company how to vote.

Q: IS MY VOTE IMPORTANT?

Absolutely! While the Board of Directors (the "Board") of each Fund listed above has reviewed this proposal and recommends that you approve it, you have the right to voice your opinion. Until a Fund is sure that a quorum has been reached, it will continue to contact shareholders asking them to vote.

Q: WHAT AM I BEING ASKED TO VOTE ON?

Shareholders of each Fund are being asked to consider a proposal to approve a policy authorizing RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), the Funds' investment manager, with the approval of the Board, to retain and to replace subadvisers, or to modify subadvisory agreements, without obtaining shareholder approval (the "Manager of Managers Proposal"). RiverSource Investments believes the approval of the Manager of Managers Proposal will eliminate the need for shareholder meetings and related proxy solicitation if the Board determines that such retention, replacement or modification is appropriate, thereby reducing associated delays and costs.

We encourage you to read the full text of the proxy statement to obtain a more detailed understanding of the issues.

Q: WHY IS THIS MATTER BEING PROPOSED?

RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, Inc. and the investment manager of the Funds, recently purchased all of the outstanding capital stock of J. & W. Seligman & Co. Incorporated ("Seligman"), the former investment adviser of the Seligman Funds, and became the investment manager of the Seligman Funds, including the Funds. The subadviser policy referenced above currently applies to most funds in the RiverSource Family of Funds. Shareholders of the Funds are being asked to approve the Manager of Managers Proposal in order to conform the Funds' policies in this respect to the policies of the other funds in RiverSource Family of Funds. The Manager of Managers Proposal will allow the investment manager, with the oversight and approval of the Board, the flexibility to appoint new subadvisers and/or materially modify subadvisory agreements without the delay and cost associated with holding a shareholder meeting.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board of each Fund recommends that you vote FOR the Manager of Managers Proposal.

Q: HOW DO I VOTE?

You can vote in one of four ways:

- By telephone

- By internet

- By mail with the enclosed proxy card

- In person at the meeting

Please refer to the enclosed proxy card for the telephone number and internet address.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about the proposal described in enclosed the proxy statement or about voting procedures, please call the Funds' proxy solicitor, Computershare Fund Services, toll free at (866) 438-8932.